                                                                   Exhibit 1

                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Date: January 31, 1997

                      THE TRAVELERS INDEMNITY COMPANY



                      By: /s/ Marla A. Berman
                         --------------------------------------------
                         Name:  Marla A. Berman
                         Title: Assistant Secretary


                      TRAVELERS/AETNA PROPERTY CASUALTY CORP.



                      By: /s/ Shelley J. Dropkin
                         --------------------------------------------
                         Name:  Shelley J. Dropkin
                         Title: Assistant Secretary


                      THE TRAVELERS INSURANCE COMPANY



                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title: Assistant Controller


                      THE TRAVELERS INSURANCE GROUP INC.



                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title: Assistant Controller



                      PFS SERVICES, INC.



                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title: Vice President and Controller



                      ASSOCIATED MADISON COMPANIES, INC.



                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title: Vice President and Controller


                      TRAVELERS GROUP INC.



                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title: Assistant Controller